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                                                                   EXHIBIT 10.19


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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
        SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.
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                                                               EXECUTION VERSION
                                                               -----------------

                    JOINT DEVELOPMENT AND MARKETING AGREEMENT

     This Joint Development and Marketing Agreement (the "AGREEMENT") is entered into as of March 15, 2002 (the "EFFECTIVE DATE"), by and between Lumenon Innovative Lightwave Technology, Inc., a corporation organized under the laws of Delaware ("LUMENON") and the Poly-Scientific Division of Litton Systems, Inc., a corporation organized under the laws of Delaware ("POLY-SCIENTIFIC") (Lumenon and Poly-Scientific are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES").

     WHEREAS, Lumenon and Poly-Scientific are each involved in the design, development, marketing and sale of certain components of a Configurable Optical Add Drop Multiplexer (as defined below) or "COADM";

     WHEREAS, Lumenon and Poly-Scientific have entered into that certain Memorandum of Understanding dated February 8, 2001 (the "MOU") pursuant to which Poly-Scientific and Lumenon jointly developed a high-level architecture for a COADM, and Poly-Scientific and Lumenon wish this Agreement to supersede the MOU in its entirety; and

     WHEREAS, Poly-Scientific and Lumenon desire to cooperate in order to jointly develop a COADM based on certain components and modules developed by each Party, and Poly-Scientific desires to manufacture or have manufactured, market and sell such COADM within the Field of Use (as defined below) pursuant to the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


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1.  DEFINITIONS.

     When used in this Agreement, each of the following capitalized terms shall have the meanings set forth hereunder:

     1.1. "AFFILIATE" means a corporation, company, or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly by a Party hereto, but only for so long as such ownership or control exists; or (ii) which owns or controls more than fifty percent (50%) of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of a Party hereto, or (iii) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly by an entity referred to in (ii) above.

     1.2. "COMMERCIALIZATION PLAN" shall have the meaning set forth in Section 4.3.

     1.3. "CONFIGURABLE OPTICAL ADD DROP MULTIPLEXER" or "COADM" means a board-level configurable optical add drop multiplexer that (i) contains a MEMS-based optical switch and an arrayed waveguide, (ii) contains between four
(4) and thirty-two (32) channels, and (iii) is used in connection with optical telecommunications networks.

     1.4. "CONTROL" or "CONTROLLED" means, with respect to any (a) item of information, including, without limitation, Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by a Party of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangements with any third party existing before or after the Effective Date.

     1.5. "DEVELOPMENT PERIOD" means the period during which the Parties are undertaking the Development Project.

     1.6. "DEVELOPMENT PLAN" means a document describing the tasks to be performed by both Parties in order to develop the Product, together with a description of any associated responsibilities, financial commitments, personnel commitments, space commitments, milestones, time schedules and other information relevant to the performance of such tasks. The Development Plan shall be attached hereto as EXHIBIT A, and amended from time to time, upon the mutual agreement of the Parties.

     1.7. "DEVELOPMENT PROJECT" means the deliverables and other work undertaken by the Parties during the Development Period in anticipation of or pursuant to the Development Plan.

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     1.8. "FIELD OF USE" means the worldwide optical telecommunications market for multiplexer and demultiplexer board-level products containing a MEMS-based optical switch and operating in the 1310 nm range and 1550 nm range, or any other wavelength mutually agreed by the Parties.

     1.9. "IMPROVEMENTS" mean modifications, corrections or enhancements to a technology, method or product made by or for a Party or its Affiliates.

     1.10. "INTELLECTUAL PROPERTY" means all industrial and intellectual property rights existing from time to time throughout the world including any inventions, patents, design rights, utility models, registered designs, know-how, copyrights, moral rights, trade secrets, mask work rights, and all applications and registrations therefor.

     1.11. "KNOW-HOW" means technical information, trade secrets and know-how, whether or not patentable or copyrightable, Controlled by a Party which is necessary or useful for the performance of tasks under the Development Plan.

     1.12. "LUMENON MODULES" means the modules and components to be developed by Lumenon as part of the Development Project, as initially set forth in EXHIBIT B, and any Improvements thereto conceived or reduced to practice by Lumenon as part of a Development Project or otherwise. From time to time, the Parties may mutually agree to amend EXHIBIT B in order to add or remove one or more Lumenon modules or components.

     1.13. "MEMS-BASED" means a telecommunications switching system or device that is based on the integration of silicon-based, micromechanical structures (moving parts) with microelectronics.

     1.14. "POLY-SCIENTIFIC MODULES" mean the modules and components to be developed by Poly-Scientific as part of the Development Project, as initially set forth in EXHIBIT C, and any Improvements made thereto conceived or reduced to practice by Poly-Scientific as part of a Development Project or otherwise. From time to time, the Parties may mutually agree to amend EXHIBIT C in order to add or remove one or more Poly-Scientific modules or components.

     1.15. "PRODUCT" means a COADM which includes the Lumenon Modules and Poly-Scientific Modules, as more fully set forth in the Specifications.

     1.16. "PRODUCT COMPONENT SPECIFICATIONS" mean the description of the circuits and other components contained in the Product, which shall be agreed upon by the Parties and attached hereto as EXHIBIT D.

     1.17. "PRODUCT SPECIFICATIONS" means the detailed description of the Product, which shall be agreed upon by the Parties and attached hereto as EXHIBIT E.

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     1.18. "REVENUE" means the gross amounts invoiced on sales, licenses, leases or other dispositions (including the fair market value of non-cash compensation) of an item, less: (i) tariffs, duties, excises, sales taxes or other taxes imposed upon and paid directly with respect to the production, sale, delivery or use of such item (excluding national, state or local taxes based on income);
(ii) freight, transportation and insurance expenses incurred in connection with such item; and (iii) trade, cash and quantity discounts from such gross invoiced amounts actually allowed and taken directly with respect to such sales. A "sale" of an item is deemed to occur upon the invoicing, or if no invoice is issued, upon the earlier of shipment or transfer of title in the item to a third party.

     1.19. "SPECIFICATIONS" mean the Product Component Specifications and the Product Specifications, as amended from time to time by the mutual agreement of the Parties.

     1.20. "TERM" means the period during which this Agreement shall remain in force, as described in Section 10.1.

2.  CONDUCT OF DEVELOPMENT PROJECT.

     2.1. PROJECT DEFINITION. The Parties shall use commercially reasonable efforts to mutually agree on the Development Plan, the Product Component Specifications, and the Product Specifications, which documents shall be attached hereto as EXHIBIT A, EXHIBIT D and EXHIBIT E, respectively, within a reasonable time following the Effective Date.

     2.2. COLLABORATION. Each Party agrees to use commercially reasonable efforts to discharge its duties, make available the resources, and otherwise to perform as specified in the Development Plan. Each Party shall have the responsibility, and shall use commercially reasonable efforts, to deliver to the other Party the deliverables required of such Party by the Development Plan ("DELIVERABLES") in a form suitable for testing, including any documentation, at the delivery times set forth for such Deliverable in the Development Plan. The Deliverables required for completion of the Development Plan shall be delivered by each Party at no expense to the other Party. Deliverables shall include, but not be limited to, the following:

          (a) Lumenon shall have the responsibility, and shall use commercially reasonable efforts, to develop and make available the Lumenon Modules in accordance with the Development Plan; and

          (b) Poly-Scientific shall have the responsibility, and shall use commercially reasonable efforts, to develop the Poly-Scientific Modules in accordance with the Development Plan and to integrate, assemble and test the Products in accordance with this Agreement.

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     2.3. TESTING. Within a reasonable time following the delivery of a
Deliverable to a Party, the Parties shall jointly test and evaluate such Deliverable to determine whether such Deliverable conforms in all material respects with the applicable Specifications. In the event that a Deliverable fails to conform in all material respects with the applicable Specifications, the Party that delivered the non-conforming Deliverable shall use commercially reasonable efforts to remedy such material non-conformances as soon as commercially practicable, and then to redeliver such Deliverable in order to re-perform the testing process set forth above in this Section 2.3. In the event that a Party fails to deliver to the other Party a Deliverable which is material to the Development Project taken as a whole ("Material Deliverable") within six
(6) months of the date of delivery required for such Deliverable in the Development Plan, or in the event that a Material Deliverable fails to conform in all material respects with the applicable Specifications after written notice and the failure to cure such material non-conformance within six (6) months of the receipt of such notice, the other Party shall have the right upon written notice to terminate this Agreement without further obligations, other than pursuant to Section 7 (Confidentiality) below. The right to terminate this Agreement as set forth in this Section 2.3 shall be the sole remedy of either Party for the failure of the other Party to meet the Deliverables or Specifications set forth in this Agreement.

     2.4. DEVELOPMENT FUNDING. Unless otherwise expressly agreed in writing by the Parties, each Party shall bear all of its own expenses associated with the performance of the Development Project.

     2.5. SUBCONTRACTING. Neither Party shall subcontract or delegate the performance of any of its duties, tasks, responsibilities or obligations under this Agreement to any third party (a "Subcontractor") without the prior written consent of the other Party, which shall not be unreasonably withheld. In any event, the Party engaging such Subcontractor shall remain fully liable to the other Party for the performance of its duties, tasks, responsibilities or obligations under this Agreement, notwithstanding any non-performance by its Subcontractors. The Party engaging a Subcontractor shall ensure that the Subcontractor executes a written agreement imposing restrictions as to the protection of the other Party's Confidential Information and Intellectual Property consistent with the terms of this Agreement.

3.  PROJECT MANAGEMENT, COORDINATION AND INFORMATION EXCHANGE

     3.1. PROJECT MANAGEMENT AND COORDINATION. Poly-Scientific and Lumenon shall each appoint a project manager to oversee and coordinate its activities under this Agreement. The initial project manager for Lumenon is Alain Bourque and the initial project manager for Poly-Scientific is Norris Lewis. Each Party shall have the right, upon notice to the other Party, to designate a different project manager. The project managers shall jointly oversee the conduct of the Development Project and shall be responsible for recommending any changes to the Development Plan. The project

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managers shall have the authority to make decisions regarding technical issues, resources and schedules on behalf of each Party. Every two (2) weeks, project managers shall: (a) confer by telephone and/or video conference to discuss problems and potential solutions and to review progress on the development schedule and (b) exchange written evaluation reports of the status of the Development Project.

     3.2. TECHNICAL MEETINGS AND INFORMATION EXCHANGE. The Parties agree to hold technical meetings every month during the Development Period in order to disclose information, to discuss problems and potential solutions and to review progress on the Development Plan. At each technical meeting, each Party shall disclose to the other Party all Joint Intellectual Property (as defined below) and all Improvements related thereto developed by such Party during the preceding month. Each Party shall provide to the other Party any additional information regarding such developments as the other Party may reasonably request from time to time. Technical meetings shall be held alternately at Lumenon's and Poly-Scientific's place of business, by conference call or otherwise as mutually agreed by the Parties. Each Party shall bear its own costs in attending the foregoing technical meetings.

     3.3. KNOW-HOW. Each Party shall promptly disclose and provide the other Party with reasonable access to its Know-How relating to the performance of the Development Project. Each Party hereby grants to the other Party a worldwide, non-exclusive, non-transferable license (without the right to sublicense) to use such Party's Know-How solely in the performance of the Development Project. Know-How licensed under this Section 3.3 shall be subject to the provisions of
Section 7 relating to Confidential Information.

4.  SUPPLY AND COMMERCIALIZATION

     4.1. SUPPLY OF LUMENON MODULES. Following the completion of the Development Project, Lumenon shall have the responsibility, and shall use commercially reasonable efforts, to manufacture, or to cause third parties to manufacture, the Lumenon Modules for sale and delivery to Poly-Scientific. Prior to the commencement of such manufacturing, the Parties shall enter into an agreement containing the terms and conditions, including pricing and volume discounts (for volumes in excess of [**] units), under which Lumenon shall supply the Lumenon Modules to Poly-Scientific (the "Lumenon Supply Agreement"). The terms of the Lumenon Supply Agreement shall include, without limitation, customary commercial provisions addressing forecast procedures, order processing, order lead time, payment terms, shipping, warehousing and related matters, including customary most favorable pricing provisions to provide Poly-Scientific the most favorable prices for Lumenon Modules purchased in similar volumes. The Parties shall use reasonable efforts to enter into the Lumenon Supply Agreement as soon as reasonably possible after the design and development of the Product is completed and sufficient testing has taken place to ensure that production quantities of the Product can be delivered to customers in accordance with the applicable Product Specifications.

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     4.2. COMMERCIALIZATION OF PRODUCT. Following the completion of the
Development Project, Poly-Scientific shall have the responsibility, and shall use commercially reasonable efforts:

          (a) to integrate, assemble and manufacture, as applicable, or to cause third parties to integrate, assemble and manufacture, as applicable, the Product; and

          (b) to promote, market, distribute and sell the Product within the Field of Use in accordance with the commercialization plan to be mutually agreed by the Parties prior to the commencement of such commercialization (the "Commercialization Plan").

     The Parties shall use reasonable efforts to finalize and mutually agree upon a first draft of the Commercialization Plan as soon as reasonably possible as mutually determined by the Parties. In addition, the Parties may mutually agree that Poly-Scientific supply the Products to Lumenon for resale to third parties pursuant to the terms and conditions of a manufacture and supply agreement to be mutually agreed by the Parties, if applicable.

5.  OWNERSHIP OF INTELLECTUAL PROPERTY.

     5.1. OWNERSHIP. Each Party shall own all Intellectual Property, whether or not patentable, which is conceived either before or during the Term of this Agreement solely by employees of such Party. For the purposes of allocating Intellectual Property rights, the term "conceived" shall be accorded the definition used to allocate patent rights under U.S. Patent Statutes and applicable decisions of courts having the jurisdiction to hear patent matters in the United States. In accordance with the foregoing, but not by way of limitation:

          (a) Subject to Section 5.1(c) below, Lumenon shall own all right, title and interest to all Intellectual Property in the Lumenon Modules conceived by Lumenon (the "LUMENON INTELLECTUAL PROPERTY"), and Poly-Scientific shall obtain no ownership, property or other rights or entitlements therein, except as expressly set forth in the licenses granted under this Agreement.

          (b) Subject to Section 5.1(c) below, Poly-Scientific shall own all right, title and interest to all Intellectual Property in the Poly-Scientific Modules conceived by Poly-Scientific (the "POLY-SCIENTIFIC INTELLECTUAL PROPERTY"), and Lumenon shall obtain no ownership, property or other rights or entitlements therein, except as expressly set forth in the licenses granted under this Agreement.

          (c) Intellectual Property, whether or not patentable, which is conceived by employees of both Parties as joint inventors, shall be the property of both Parties and shall be deemed "JOINT INTELLECTUAL PROPERTY" for all purposes hereunder.

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5.2.  JOINT INTELLECTUAL PROPERTY.

          (a) Ownership. Joint Intellectual Property shall be owned jointly by the Parties, in undivided fifty percent shares, without any duty of royalty or accounting. Each Party hereby assigns an undivided joint ownership interest in all Joint Intellectual Property made by its employees to the other Party, as such Joint Intellectual Property is created. Each Party shall cooperate with the other Party in providing such assistance and executing such documentation as is necessary to perfect such assignment.

          (b) Restrictions on Use. Poly-Scientific shall not include any Joint Intellectual Property in any COADM for sale or license within the Field of Use that does not also include one or more Lumenon Modules, without the prior written consent of Lumenon, which shall not be unreasonably withheld. Lumenon shall not include any Joint Intellectual Property in any COADM for sale or license within the Field of Use that does not also include one or more Poly-Scientific Modules, without the prior written consent of Poly-Scientific, which shall not be unreasonably withheld.

          (c) Transfers. Neither Party may sell, assign, exclusively license, or otherwise transfer ("Transfer") any portion or all of its rights under any Joint Intellectual Property within the Field of Use without the prior written consent of the other Party. Upon such consent for Transfers within the Field of Use, the following conditions shall apply: (i) the Party making the Transfer shall condition any such Transfer on obtaining from the transferee a binding obligation to be bound by the requirements of the transferring or licensing Party under all relevant provisions of this Agreement and (ii) any consideration, royalties or other proceeds received by either Party in connection with any such Transfer shall be split equally between the Parties. Either Party may Transfer any portion or all of its rights under any Joint Intellectual Property outside the Field of Use without the prior written consent of the other Party and without any obligation for the payment of consideration, royalties or other proceeds to the other Party.

          (d) Licenses. Except as provided in Section 5(c) above, neither Party may grant express licenses of the Joint Intellectual Property to third parties within the Field of Use without the prior written consent of the other party. Each Party shall have the right to license Joint Intellectual Property to third parties outside of the Field of Use without the consent of the other Party and without the payment of any royalties to the other Party.

          (e) Patent Prosecution.

               (i) The Parties agree to discuss in good faith the application for patents on any further Joint Intellectual Property that may be patentable. The Parties shall mutually agree and coordinate in good faith the filing and maintenance of patent applications covering any Joint Intellectual Property anywhere in the world. Any application filed pursuant to this Section 5.2(e) covering Joint Intellectual Property shall be filed in the name of both Parties. Each Party shall have the right to participate in the

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preparation and prosecution of each application based on any Joint Intellectual
Property. Specifically, each Party shall have the right to: (a) review and comment on each application before it is filed; (b) review all office actions; and (c) review and comment on all amendments and arguments before they are filed. All expenses (including attorney fees and the allocated cost of in house counsel) associated with the preparation, filing, prosecution, issuance, and maintenance of applications and patents on Joint Intellectual Property shall be borne: (x) equally by the Parties if they both agree to the filing; or (y) solely by the filing Party, if the other Party does not agree to the filing.

               (ii) The Party that files the first patent application on any Joint Intellectual Property shall have the first right to file corresponding patent applications in other countries. The Party that filed the first patent application shall provide notice to the other Party of its election regarding such other filings. This notice shall be made no later than three (3) months after the first application's filing date.

               (iii) If a Party that filed a U.S. or other patent application covering Joint Intellectual Property elects to cease prosecuting or maintaining that application (or the corresponding issued patent), that Party shall provide Notice to the other Party of its election. This Notice shall be provided at least two (2) months before the application or patent expires or becomes abandoned. Upon receipt of such Notice, the other Party shall have the right to assume the prosecution or maintenance with respect to such Joint Intellectual Property, in the first Party's name, if required by local law. All expenses (including attorney fees and the allocated cost of in house counsel) associated with the maintenance of applications and patents on Joint Intellectual Property shall be borne: (i) equally by the Parties if they both agree to maintain such Joint Intellectual Property; or (ii) solely by the maintaining Party, if the other Party does not agree to maintain such Joint Intellectual Property. If a Party does not agree to obtain or to maintain patents for any Joint Intellectual Property, that Party shall not have the right to license the patent for Joint Intellectual Property or to enforce rights in the Joint Intellectual Property against third party infringers as set forth in Section 5.2 (f), and shall not be entitled to receive any portion of damages awarded with respect to the enforcement of an action against the third party infringer.

          (f) Enforcement. Each Party shall have the right, as a joint owner of the Joint Intellectual Property, to enforce rights in the Joint Intellectual Property against third parties with respect to infringements of such Joint Intellectual Property; PROVIDED THAT such Party seeking to enforce the Joint Intellectual Property against a third party shall notify the other Party at least thirty (30) days prior to bringing any such action, and shall require the written consent of the other Party to bring such action, which consent shall not be unreasonably withheld. The expenses and costs of any such enforcement action shall be borne solely by the Party bringing such action, and the damages awarded, if any, shall be received solely by the Party bringing such action. If the other Party agrees to join an action against a third party infringer, then both Parties shall equally share the expenses and costs of any such enforcement action and any damages awarded.

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6.  LICENSES.

     6.1. CROSS-LICENSE BY LUMENON. Subject to the terms and conditions of this Agreement, Lumenon on behalf of itself and all of its Affiliates, to the extent permitted, hereby grants to Poly-Scientific, a perpetual, non-exclusive, non-royalty bearing license without the right to grant sublicenses under the Intellectual Property Controlled by Lumenon and its Affiliates, to make, have made, sell, have sold, use and have used the Poly-Scientific Modules within the Field of Use.

     6.2. CROSS-LICENSE BY POLY-SCIENTIFIC. Subject to the terms and conditions of this Agreement, Poly-Scientific, on behalf of itself and all of its Affiliates, to the extent permitted, hereby grants to Lumenon, a perpetual, non-exclusive, non-royalty bearing license without the right to grant sublicenses under the Intellectual Property Controlled by Poly-Scientific and its Affiliates, to make, have made, sell, have sold, use and have used the Lumenon Modules within the Field of Use.

7.  CONFIDENTIALITY.

     7.1. CONFIDENTIAL INFORMATION. For purposes of this Agreement, "CONFIDENTIAL INFORMATION" means all non-public and/or proprietary information disclosed in the course of the activity pursuant to this Agreement whether disclosed in oral, written, graphic, machine recognizable (including computer programs or data bases), model or sample form, or any derivation thereof. Such information shall be Confidential Information if it would ordinarily be treated as confidential by the disclosing Party ("Provider") or would ordinarily be considered information of a confidential nature in the industry, whether or not specifically marked as such. However, "Confidential Information" does not include information (a) of which the receiving Party ("Recipient") was rightfully in possession prior to disclosure, as evidenced by appropriate documentation, (b) independently developed by employees or agents of Recipient who have not received any information provided by the Provider hereunder, (c) Recipient rightfully receives from a third party not owing a duty of confidentiality to Provider, (d) that becomes publicly available without fault of Recipient, (e) which is authorized for disclosure by the disclosing Party in writing, or (f) whose disclosure is required by order of a court or governmental authority, provided that Provider shall have been given timely notice of such requirement and that Recipient shall cooperate with Provider to limit the scope and effect of such order.

     7.2. RESTRICTIONS. Recipient shall hold Provider's Confidential Information in strictest confidence for a period of five (5) years from the date of completion of the work described in the Development Plan (or the date of any earlier termination of this Agreement), using such measures as Recipient uses to protect the confidentiality of its own Confidential Information of like importance, but in no event using less than reasonable care. Recipient shall not make any disclosure of such Confidential Information other than to its employees and consultants on a need to know basis. Recipient shall inform each such employee and consultant of Recipient's confidentiality

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obligations under this Agreement. Recipient shall use the Confidential
Information solely to perform the activities contemplated by this Agreement in accordance with the licenses granted herein.

8.  INTENTIONALLY OMITTED.

9.  OTHER RESTRICTIONS.

     9.1. NON-EXCLUSIVE DEALINGS. Without limiting any obligations under this Agreement and subject to compliance by the Parties with the terms and conditions hereof, during the term of this Agreement, each Party shall have the right to develop, make, market, offer to sell or sell, or direct or assist any other person or entity to develop, make, market, offer to sell or sell, any COADM in the Field of Use.

     9.2. NON-SOLICITATION. Neither Party shall directly or indirectly recruit, solicit or hire any employees of the other Party during the Term, and for one
(1) year after the termination or expiration thereof, except with the written approval of the other Party.

10.  TERM AND TERMINATION.

     10.1. TERM. This Agreement shall remain in force from the Effective Date until the second (2nd) anniversary of the Effective Date (the "Initial Term"), unless terminated earlier as provided in Section 10.2 below. This Agreement shall automatically renew for successive renewal terms of one (1) year each ("Renewal Terms"), unless either Party notifies the other Party of its desire not to renew at least thirty (30) days prior to the expiration of the Initial Term or the applicable Renewal Term.

     10.2. TERMINATION. This Agreement may be terminated prior to its expiration as follows:

          (a) upon mutual agreement of the Parties;

          (b) by either Party in the event of the material breach by the other Party of this Agreement, provided that the terminating Party shall have notified the other Party of the alleged material breach and such other Party shall have failed to cure such breach within thirty (30) days of its receipt of such notice;

          (c) in accordance with the terms and conditions of Section 2.3; or

          (d) by either Party, without cause, upon six (6) months advance written notice to the other Party.

     10.3. EFFECT OF TERMINATION.

          (a) Upon any termination or expiration of this Agreement, the licenses granted under Section 6 shall survive solely with respect to products and components that

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have been commercially released prior to the effective date of termination. The licenses granted by each Party under Section 6 shall survive in accordance with their terms and associated restrictions, and may be terminated by the applicable licensor under Section 6 ("Licensor") in the event that the other party, in its capacity as licensee under Section 6, commits a material breach thereof and fails to cure such breach within thirty (30) days of its receipt of written notice from such Licensor.

          (b) In addition to the foregoing, the provisions of Sections 1, 5, 7, 9.2, 11.2, 12, 13 and 14 of this Agreement, shall survive any expiration or termination of this Agreement in accordance with their terms.

11.  REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

     11.1. REPRESENTATIONS. Each Party hereto represents and warrants to the other Party that as of the Effective Date:

          (a) such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party;

          (b) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors' rights;

          (c) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby shall conflict or interfere with the terms of any agreement which such Party has entered into;

          (d) all Intellectual Property Controlled by a Party or its Affiliates, and all Improvements thereto made during the Development Period, which are reasonably necessary for the other Party to conduct its activities under the Development Plan or otherwise under this Agreement has been, or shall be, as applicable, licensed to such other Party pursuant to Section 6.1; and,

          (e) all work performed by such Party pursuant to the Development Project shall be performed in a professional and workmanlike manner.

     11.2. INDEMNIFICATION.

          (a) Lumenon hereby agrees to indemnify, defend and hold Poly-Scientific and its Affiliates harmless from and against any and all damages, claims, settlements, costs and expenses to the extent that they are attributable to any third party claim that the Lumenon Modules infringe any patent, copyright, mask work, data, database or other intellectual property right or misappropriate any trade secret.

          (b) Poly-Scientific hereby agrees to indemnify, defend and hold Lumenon and its Affiliates harmless from and against any and all damages, claims, settlements, costs and expenses to the extent that they are attributable to any third party claim that the Poly-Scientific Modules infringe any patent, copyright, mask work, data, database or other intellectual property right or misappropriate any trade secret.

          (c) Neither Party shall have any liability for indemnification under this Section 11.2 with respect to any infringement or misappropriation of third party intellectual property rights by products or processes to the extent covered by Joint Intellectual Property, including the high-level architecture and design of the Product, absent a showing of intentional or knowing misconduct by such Party.

          (d) The indemnified Party under this Section 11.2 (the "Indemnified Party") shall give the Party providing indemnification (the "Indemnifying Party") prompt written notice of any claim for indemnification hereunder, and shall give the Indemnifying Party full control of the defense of any such claim (provided that the Indemnified Party shall have the right to be represented by separate counsel of its own selection at its own expense). The foregoing provisions of this Section 11.2 notwithstanding, the Indemnifying Party shall not have any liability to the Indemnified Party to the extent that any claim is based upon (i) use of the Lumenon Modules or Poly-Scientific Modules, as applicable, in conjunction with any data, equipment or software not provided by the Indemnifying Party, where such items would not themselves be infringing or otherwise the subject of the claim, (ii) use of the Lumenon Modules or Poly-Scientific Modules, as applicable, in a manner not described in the applicable Product Component Specifications or as otherwise approved in writing by the Party supplying such module, (iii) any modification to the Lumenon Modules or Poly-Scientific Modules, as applicable, not made by the Indemnifying Party, (iv) any portion of the Lumenon Modules conceived or reduced to practice by Poly-Scientific individually, or jointly by the Parties, where Poly-Scientific is the Indemnified Party, or (v) any portion of the Poly-Scientific Modules conceived or reduced to practice by Lumenon individually, or jointly by the Parties, where Lumenon is the Indemnified Party.

12.  LIMITATION OF LIABILITY.

     DATA AND INFORMATION PROVIDED HEREUNDER ARE PROVIDED ON AN "AS IS" BASIS, AND NEITHER PARTY MAKES ANY WARRANTY AS TO THE ACCURACY, SUFFICIENCY, OR SUITABILITY FOR THE OTHER'S USE OF ANY DATA, INFORMATION, OR ASSISTANCE PROVIDED HEREUNDER.

     OTHER THAN FOR CLAIMS BROUGHT UNDER SECTION 11.2 AND SECTION 7, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS

SHALL APPLY EVEN IF ANY REMEDIES FAIL OF THEIR ESSENTIAL PURPOSE.

     OTHER THAN FOR CLAIMS BROUGHT UNDER SECTIONS 7 AND 11.2, UNDER NO CIRCUMSTANCES WILL EITHER PARTY'S AGGREGATE LIABILITY to the other UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION OR THEORY OF LIABILITY (INCLUDING CONTRACT, TORT, OR WARRANTY), EXCEED ONE HUNDRED THOUSAND DOLLARS (US $100,000).

13.  NOTICES.

     All notices required or permitted to be given hereunder ("Notices") shall be in writing and shall be either delivered by hand or express courier or by facsimile transmission with confirmation by express courier on the next subsequent business day to the address and telephone number specified below (or to such changed address as may be specified from time to time by notice duly given). Notice shall be deemed to have been given upon receipt or, if given by fax, on the next business day following transmission.

If to Poly-Scientific:                          If to Lumenon:
---------------------                           -------------

Poly-Scientific Division                        Lumenon Innovative Lightwave Technology, Inc.
Litton Systems, Inc.                            8851 Trans-Canada Highway
1213 North Main Street                          Ville Saint Laurent, Quebec
Blacksburg, VA 24060-3100                       Canada H4S 126
Attention: Dr. Norris E. Lewis                  Attention: ______________________
Telephone: (540) 552-3011 x300                  Telephone: _____________________
Facsimile: (540) 953-4783                       Facsimile: ______________________

With a copy to:                                 With a copy to:
--------------                                  --------------

Michael H. Wallach, Esq.                        Hale and Dorr LLP
Northrop Grumman Component Technologies         60 State Street
120 Wood Avenue South, Suite 408                Boston, Massachusetts 02109
Iselin, New Jersey 08830-2709                   Attention: John A. Burgess
Telephone: (732) 452-0543                       Telephone: (617) 526-6000
Facsimile: (732) 452-0160                       Facsimile: (617) 526-5000

or to such other persons or addresses as shall be furnished by notice duly given hereunder.

14.  MISCELLANEOUS PROVISIONS.

     14.1. PUBLIC ANNOUNCEMENTS. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon among the Parties in advance of such announcement. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement, PROVIDED THAT such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of substantially similar information that has previously been disclosed.

     14.2. RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be construed as creating a partnership or joint venture by or between the Parties or constitute either Party the agent of the other.

     14.3. WAIVER. Any provision of this Agreement may be waived by the Party entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by an officer of such Party and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to waiver of any right or remedy as to a subsequent event.

     14.4. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the Exhibits hereto that are executed by the Parties and incorporated herein, constitutes the Parties' entire agreement with respect to the subject matter hereof, and all prior agreements or understandings between them concerning such subject matter, including, without limitation, the MOU (which is hereby superseded and terminated in its entirety) are hereby superseded and terminated in their entirety and shall have no further force or effect[; provided, however, that the Letter of Intent between the Parties of even date herewith regarding the Optical Channel Monitor shall survive the execution of this Agreement in accordance with its terms]. This Agreement may be modified only by a writing signed by both Parties. This Agreement shall not be supplemented or modified by any course of dealing or other trade usage.

     14.5. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed one and the same instrument.

     14.6. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, U.S.A. without giving effect to its principles of conflicts of laws.

     14.7. ASSIGNMENT. Neither Party may assign this Agreement (whether expressly, by implication or by operation of law), or delegate its performance under this Agreement, to any third party except an Affiliate of the Party in existence as of the Effective Date of this Agreement, with the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any purported transfer, assignment, or delegation without the appropriate prior written consent shall be null and void when attempted and of no force and effect. This Agreement shall be binding upon the successors and permitted assigns of Lumenon and Poly-Scientific.

     14.8. COSTS AND FEES. The prevailing Party in any action brought by either Party to enforce the terms and conditions of this Agreement shall be entitled to receive from the other Party the prevailing Party's reasonable costs and expenses of such action, including attorneys' fees, expert witness fees, and out-of-pocket costs incurred in connection with such action, in addition to any other relief it may be awarded.

     14.9. HEADINGS. All section headings herein are for convenience only and are in no way to be construed as part of this Agreement or as a limitation or expansion of the scope of the particular sections to which they refer.

     14.10. FORCE MAJEURE. Neither Party shall be liable in any respect for failures to perform hereunder due wholly or substantially to the elements, acts of God, labor disputes, acts of terrorism, acts of civil or military authority, fires, floods, epidemics, quarantine restrictions, armed hostilities, riots and other unavoidable natural disasters beyond the control of the Parties, and the time for performance of obligations hereunder by the Party subject to such event shall be extended for the duration of such event.

     14.11. COMPLIANCE WITH LAWS. Each Party agrees that in its performance under this Agreement it shall comply, at its own expense, with the provisions of all applicable foreign, federal, state and municipal laws and regulations, including, without limitation, those relating to export compliance, employment practices, intellectual property and workplace safety.

     14.12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any provision is held to be invalid under applicable law, either in whole or in part, the provision shall be ineffective only to the extent of such invalidity, and the remaining provisions of this Agreement shall remain in full force and effect.

     14.13. LANGUAGE. The Parties have requested that this Agreement be prepared in the English language. Les Parties ont demande que la presente convention soit redigee en anglais.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LUMENON INNOVATIVE LIGHTWAVE                LITTON SYSTEMS, INC. -
TECHNOLOGY, INC                             POLY-SCIENTIFIC DIVISION

By: /s/ Gary S. Moskovitz                   By: /s/ Larry Ball
   ------------------------------              ---------------------------------
Name:  Gary S. Moskovitz                       Name:  Larry Ball
     ----------------------------                  -----------------------------
Title: President and Chief                     Title:  President - Poly-
       Executive Officer                               Scientific Division
      ---------------------------                    ---------------------------
Date:  March 15, 2002                          Date:  March 15, 2002
     ----------------------------                   ----------------------------

                                INDEX OF EXHIBITS
                                -----------------

EXHIBIT A   Development Plan

EXHIBIT B   Lumenon Modules

EXHIBIT C   Poly-Scientific Modules

EXHIBIT D   Product Component Specifications

                                   EXHIBIT A

                Poly-Scientific / Lumenon [**] Development Plan

INTRODUCTION

In early 2001, Poly-Scientific and Lumenon began working together to develop a [**]. It was known at that time that 2x2 switches were being used in conjunction with [**]. The [**]. These components allow [**]. Any change to the [**].

Lumenon, being a manufacturer of MUXES and DEMUXES, was looking for a switch partner and Poly-Scientific, being a manufacturer of MEMS switches, was looking for a MUX/DEMUX partner. A MOU was signed to allow work to begin. It was known at that time that equipment manufacturers were asking for the following:

     - Lower component cost

     - Higher levels of component integration

     - Smaller component packages that translate to smaller board areas

     - Smaller boards that translate to smaller equipment enclosures, etc.

     - All of the above without sacrificing performance

Poly-Scientific/Lumenon's design goal is to create a [**] is currently being used as an example of what can be done. The following is our design philosophy:

     - Develop [**]
     - Design [**]
     - [**] where possible
       - [**]
       - [**]
       - [**]
     - [**] where possible
       - [**]
       - [**]
       - [**]


Figure 1 is an illustration of a typical [**] that uses [**]. Figure 2 is an illustration of what can be achieved when [**] are used and [**]. Figure 3 shows all of the [**] on a [**].

                             FIGURE 1. TYPICAL [**]


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    FIGURE 1

--------------------------------------------------------------------------------



                                 FIGURE 2. [**]


--------------------------------------------------------------------------------

                                    FIGURE 2

--------------------------------------------------------------------------------


FIGURE 3. [**]

          OPTION A:
          [**]
--------------------------------------------------------------------------------

                                    FIGURE 3

--------------------------------------------------------------------------------


PRODUCT DEVELOPMENT AND PROTOTYPING EFFORT

The modules [**] are identified in Exhibit B. The modules that [**] are identified in Exhibit C. Specifications for each of these products are included as Exhibit D.

During the past year, major effort has been directed toward the packaging of each of these modules. In some cases, packages that were being used for a particular component were changed to fit the overall requirements of the [**]. In other cases, packages were designed to accommodate [**] have been developed. [**] on a [**] and it is believed that there is [**]. This [**] product were [**] in some cases [**] have been received, [**] of this product.

While the [**] will be [**] that has been [**].

In Lumenon's case, [**]. [**] are currently being worked. It is anticipated that [**] will be [**].

Poly-Scientific has [**] is to [**]. It is anticipated that [**] will be [**] have been [**]and have been [**].

Poly-Scientific is [**] with Lumenon and is [**] [**] will be performed [**] on the final product.

The date [**] should be completed such that [**] can be made available [**].

                                    EXHIBIT B

                                 Lumenon Modules

THE [**]CHANNELS [**]

The [**]Channels [**] consists in four major sub-elements and these are listed below: - [**]

These different sub-elements are all currently in development [**] THE [**]CHANNELS [**]

The purpose of the [**] is in providing the [**] to be able to [**] including the [**] The [**] Channels [**] consists in four major sub-elements and these are listed below:

[**]These different sub-elements are all currently in development at Lumenon and [**]THE [**] CHANNELS [**]

The [**] channel [**] is an important module [**] are used to [**] such as [**]. For example in a [**] in one of [**] in the [**]. As a result, these [**] provides [**]. The [**] by a [**] into [**] is then [**]. (See Figure 1)




--------------------------------------------------------------------------------

                                    FIGURE 1

--------------------------------------------------------------------------------




The [**] Channels [**] consists in six major sub-elements and these are listed below:

[**]Out of these sub-elements; [**] are currently in development [**]. The [**] Poly-Scientific. The [**]

                                    EXHIBIT C

                             Poly-Scientific Modules

[**]CHANNEL [**]

The [**] modules [**] into a [**]. The [**] provide [**] channels. The [**] such that it [**] so that [**] depending on the [**]. The [**] module consists of four major sub-elements listed below:

     [**]
These different sub-elements are all currently in development [**].


[**] CHANNEL [**]

The [**] channel [**] is an important module [**]. [**] these devices are used to [**]. For example in a [**] in the [**]. As a result, these devices are [**] is based on [**]. The [**]. The [**] to an [**]. (See Figure 1)

--------------------------------------------------------------------------------

                                    FIGURE 1

--------------------------------------------------------------------------------




                             FIGURE 1. [**] DIAGRAM


The [**] consists of the six major sub-elements listed below:

     - [**]

Out of these sub-elements[**] are currently in development [**]. The [**] by Lumenon and Poly-Scientific. The [**]. The [**].

[**] MODULE

The [**] Module provides a [**] to be [**]. The [**] also provides a [**] of the [**]. This information can then [**] will be [**] into a [**], which will [**] by the [**]s of the COADM will all be [**] for the [**]. The topology described above is shown in Figure 2.

--------------------------------------------------------------------------------

                                    FIGURE 2

--------------------------------------------------------------------------------




                             FIGURE 2. [**]TOPOLOGY


The [**] module consists of six major sub-elements listed below:

[**]

     Lumenon is developing the first two elements. The OCM is being jointly developed as described above. The [**] and the[**] are all being developed [**]. The [**]

                                    EXHIBIT D

                        Product Component Specifications


                               [**] SPECIFICATION


---------------------------------------------------------------------------------------------
[**] SPECIFICATION                     MIN             TYP           MAX           UNIT
---------------------------------------------------------------------------------------------
                     [**]
---------------------------------------------------------------------------------------------

[**] CHARACTERISTICS
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

[**] CHARACTERISTICS
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------


                                      [**]


---------------------------------------------------------------------------------------------
[**] SPECIFICATION                     MIN             TYP           MAX           UNIT
---------------------------------------------------------------------------------------------
[**] PERFORMANCE
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

[**] PERFORMANCE
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

[**] PERFORMANCE
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

                                      [**]


---------------------------------------------------------------------------------------------
[**] SPECIFICATION                     MIN             TYP           MAX           UNIT
---------------------------------------------------------------------------------------------
                     [**]
---------------------------------------------------------------------------------------------

[**] RATINGS
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

CHARACTERISTICS
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------




                                      [**]


---------------------------------------------------------------------------------------------
                     [**]                MIN             TYP           MAX           UNIT
---------------------------------------------------------------------------------------------
[**] RATINGS
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

CHARACTERISTICS
---------------------------------------------------------------------------------------------

                     [**]
---------------------------------------------------------------------------------------------

                                    EXHIBIT E
                             PRODUCT SPECIFICATIONS

                                   Preliminary

--------------------------------------------------------------------------------------
                    PARAMETERS                   UNITS             SPECIFICATIONS
--------------------------------------------------------------------------------------
[**]                                                                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                                                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                                                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------
[**]                                                                    [**]
--------------------------------------------------------------------------------------
[**]                                            [**]                    [**]
--------------------------------------------------------------------------------------

                                    EXHIBIT F

                               Initial Inventions



--------------------------------------------------------------------------------------------------------
Product                                               Intellectual Property
--------------------------------------------------------------------------------------------------------

NAME                         CONTENTS                 POLY-SCIENTIFIC OWNS:          LUMENON OWNS:
--------------------------------------------------------------------------------------------------------


         [**]                     [**]                         [**]                      [**]